Targeting cancer, differently. Susan M. Molineaux, Ph.D. | Founder, President & Chief Executive Officer Exhibit 99.1

Forward-Looking Statements This presentation and the accompanying oral commentary contain “forward‐looking” statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “might,” “approximately,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other words that convey uncertainty of future events or outcomes to identify these forward‐looking statements. All statements other than statements of historical facts contained in this presentation and the accompanying oral commentary are forward‐looking statements, and such forward‐looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: plans regarding anticipated clinical trials for our product candidates, including CB-228 (sapanisertib), CB-659 (mivavotinib), CB-280, INCB001158 and CB-708, the potential safety, efficacy and other benefits of and market opportunity of product candidates, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, statements relating to future royalties and the development, regulatory and sales milestone payments of INCB001158 and CB-708 in connection with our collaborations with Incyte and Antengene, respectively, and of CB-228 and CB-659 in connection with our asset purchase agreement with Takeda, our intellectual property position and cash needs. Forward‐looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward‐looking statements. The potential product candidates that we develop may not progress through clinical development or receive required regulatory approvals within expected timelines or at all. In addition, clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this presentation and the accompanying oral commentary. Such product candidates may not be beneficial to patients or be successfully commercialized. The failure to meet expectations with respect to any of the foregoing matters may have a negative effect on our stock price. We discuss many of these risks in greater detail under the heading "Risk Factors" contained in our Quarterly Report on Form 10‐Q for the quarter ended September 30, 2021, filed with the Securities and Exchange Commission on November 9, 2021. Forward‐looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward‐looking statements contained in this presentation and the accompanying oral commentary. Any forward‐looking statements that we make in this presentation and the accompanying oral commentary speak only as of the date of this presentation. We assume no obligation to update our forward‐looking statements whether as a result of new information, future events or otherwise.

Calithera Today Core expertise in oncology, discovering and developing novel small molecule enzyme inhibitors Primary focus is on precision oncology Nimble and well-versed in conducting biomarker-driven early and late stage clinical trials Recent addition of two mature mid-stage clinical assets to our pipeline With this acquisition from Takeda Pharmaceuticals, we fully own all development and commercial rights We have developed a new biomarker-driven clinical strategy for both compounds Potential for rapid approval paths in genetically-defined patient populations Robust discovery engine creating a preclinical pipeline of synthetic lethal targets Experienced leadership team across a fully-integrated biopharmaceutical company Expected cash runway into 2023 sufficient to reach next clinical milestones on both new programs

Strong Management

Experienced Leadership



Susan Molineaux, Ph.D.
Founder, President & Chief Executive Officer
PROTEOLIX, rigel, MERCK



Emil Kuriakose, M.D.
Chief Medical Officer
NOVARTIS, Memorial Sloan Kettering Cancer Center



Stephanie Wong
Chief Financial Officer & Secretary
SciClone Pharmaceuticals, AcelRx Pharmaceuticals, Inc., KOSAN



Sumita Ray
Chief Legal & Administrative Officer
AstraZeneca, pharmacyclics, Genentech



Christopher Molineaux, Ph.D.
Senior Vice President of Development
IndStrat, PROTEOLIX, FibroGen



Frank Parlati, Ph.D.
Senior Vice President of Research
CLEAVE, PROTEOLIX, rigel



Eric Sjogren, Ph.D.
Senior Vice President of Drug Discovery
Roche



Susan Demo, Ph.D.
Senior Vice President of R&D Operations
PROTEOLIX, rigel, neurex



Matthew Gross
Vice President of Business Development
ADAMAS, Avigen, XOMA



Allison Dillon, Ph.D.
Senior Vice President of Commercial & Portfolio Strategy
Genentech, Campbell Alliance

Board of Directors
Sunil Agarwal, M.D. Chief Development Officer, Sana Biotechnology
Jonathan G. Drachman, M.D. CEO, Neoleukin Therapeutics
Scott Garland CEO, PACT Pharma
Suzy Jones Founder & Managing Partner, DNA Ink
Susan Molineaux, Ph.D. Founder, President & CEO, Calithera
Keith Orford, M.D., Ph.D. CMO, FogPharma
Deepa Pakianathan, Ph.D. Managing Member, Delphi Ventures
Blake Wise CEO, Novome Biotechnologies
H. Ward Wolff Former CFO, Sangamo Therapeutics

CALITHERA

4

New Clinical and Preclinical Pipeline

Mivavotinib	Sapanisertib	Synthetic Lethality
SYK inhibitor	mTORC1/2 inhibitor	VPS4A/VPS4B (ATPases)
Biomarker-defined clinical activity in ABC DLBCL	Biomarker-defined clinical activity in NRF2m sqNSCLC	Preclinical program: paralogs
Ph 2A/2B trial in ABC DLBCL initiating in 1Q22	Ph 2A/2B trial in NRF2m sqNSCLC initiating in 1Q22	Inhibitor to target tumors with one deleted paralog
Ph2a single agent data expected 4Q22-1Q23	Ph2a single agent data expected in 4Q22-1Q23	NGS biomarker defined
		Potential for large market

CALITHERA
5

Calithera Pipeline: Focus on Precision Oncology Program Target Indication DISCOVERY PRE-IND PHASE 1 PHASE 2 PHASE 3 MivavotinibSYK ABC DLBCL Sapanisertib mTORC1/2 NRF2 mutated sqNSCLC VPS4A VPS4B mutated solid tumors CB-280 Arginase Cystic Fibrosis Partnered Programs ‘1158 Arginase Solid tumors ATG-037 CD73 Solid tumors

Mivavotinib SYK inhibitor for NHL

Mivavotinib Overview

SYK Inhibitor Entering a Phase 2 Trial in Diffuse Large B-Cell Lymphoma (DLBCL)

- In NHL trials mivavotinib was active, with durable single agent responses in DLBCL[1]
- Our initial development is in ABC DLBCL where BCR signaling and SYK activation are central drivers of tumor growth, and mivavotinib is most active
- ~50%[2,3] of ABC DLBCL have MYD88 and/or CD79b mutations that hyperactivate SYK and are predicted to have enhanced sensitivity to mivavotinib
- Fast-to-market opportunity in a biomarker-defined DLBCL population
- Biomarker-specific clinical data expected in 4Q22-1Q23

CALITHERA

[1]Gordon, Clin Cancer Res 2020;26:3546-56. C34001 and C34004 CSRs (Unpublished data on file)
[2]Schmitz, N Engl J Med 2018;378:1396-407
[3]Wilson, Cancer Cell 2021;39:1-11

8

Mivavotinib has Durable Single Agent Responses in R/R DLBCL 1C34001 and C34004 CSRs (Unpublished data on file) *Mivavotinib 100 mg QD Response evaluable population Probability of Maintaining a Response Months mDOR not reached (95% CI: 7 mos-NE) Pts N* CR ORR R/R DLBCL 81 16% (13/81) 33% (27/81) Mivavotinib is an orally dosed, potent and selective SYK kinase inhibitor IP protection through 2036 US/2035 EU assuming full 5-year patent term extension In NHL trials1, mivavotinib had impressive single agent activity in late stage DLBCL patients Responses were durable over several months, with mDOR not reached Duration of Response Response Rate in DLBCL

Mivavotinib is Differentiated from Other SYK Inhibitors

Higher clinical activity could be due to higher tissue penetration and duration of target engagement

Mivavotinib has higher response rates in DLBCL

SYK Inhibitor	ORR
Mivavotinib[1]	33% (27/81)*
Entosplentinib[2]	0% (0/43)**
Fostamatinib[3]	3% (2/68)**
Cerdulatinib[4]	8% (1/12)**

*Response evaluable, 100 mg QD
**ITT

Mivavotinib achieves higher tissue and tumor exposure

Assay	Species	Mivavotinib	Entospletinib
Vol of Distribution (L/kg)	Rat	9.5	0.5[5]
	Dog	6.7	1.4[5]
Tumor/Plasma AUC Ratio	Mouse	3.6*	-
Protein Binding	Human	54.9%	97.1%[5]
Plasma Half-Life	Human	38 hrs	9-15 hrs[6]

*Plasma and tumor concentrations of mivavotinib following oral dosing in MV411 tumors

[1]Gordon, Clin Cancer Res 2020;26:3546-56.
C34001 and C34004 CSRs (Unpublished data on file)
[2]Burke, Clin Lymphoma, Myeloma & Leukemia 2018;18:e327-e331.
[3]Flinn, Eur J Cancer 2016;54:11-7
[4]Coffey, Clin Cancer Res 2019;25:1174-84.
[5]Currie et al, J of Med Chem 2014; 57: 3856-73
[6]Ramanathan Clin Drug Investig 2017 37:195-205

CALITHERA

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Safety Profile of Mivavotinib in DLBCL is Favorable For Development as Monotherapy or in Combination with Other Drugs >300 patients with heme malignancies treated with mivavotinib Favorable safety profile Most common AEs were asymptomatic and reversible laboratory abnormalities Mivavotinib is combinable with bendamustine-rituximab, ibrutinib, venetoclax2, and R-CHOP3 1Safety data from 89 DLBCL patients in the C34001 study 2Data from C34005 3Karmali, ASH Poster 2021 TEAEs ≥ 10% in DLBCL patients (N=89)1

Current DLBCL Treatment Landscape R-CHOP Standard treatment for newly diagnosed DLBCL patients Salvage chemotherapy Stem cell transplant CAR-T therapies ADCs (Polatuzumab, Loncastuximab) Antibodies (Tafasitamab) Selinexor Relapse/Refractory Remission High unmet need remains for patients who are ineligible for, or relapse after, CAR-T or transplant Currently no defined patient selection strategies to optimize therapy for patients with R/R DLBCL A fully oral regimen with enriched efficacy in a biomarker-defined subset of DLBCL meets a key unmet need

DLBCL Disease Characteristics

DLBCL is the most common form of lymphoma, representing ~30% of all NHL diagnoses[1]
~30,000 people diagnosed in the US each year, with ~60% 5 year survival[1,2]

DLBCL treatments are the same for all patients, despite the fact that it is a biologically heterogeneous disease[3]

GCB
(Germinal Center B-cell)
~40%

ABC
(Activated B-Cell)
~50%

Unclassified
~10%

Chronic activated BCR signaling

ABC patients have a poorer prognosis

- *Fewer curative responses to R-CHOP and shorter OS[3,4]*
- *Currently no approved treatments specific for ABC patients*

CALITHERA

[1]Decision Resources Group, epidemiology, DLBCL incidence 2021
[2]https://seer.cancer.gov/statfacts/html/dlbcl.html
[3]Mareschal, Haematologica 2011;96:1888-90.
[4]Schmitz, N Engl J Med 2018;378:1396-407

13

SYK Controls Central Activation Pathways in ABC DLBCL The ABC DLBCL subgroup is defined by chronic activation of the BCR signaling pathway In ABC DLBCL, SYK activates NF-kb and PI3K pathways, driving both proliferation and survival In contrast, in GCB DLBCL SYK activates the PI3K pathway Pathway biology predicts SYK inhibition to be active in both ABC and GCB, with higher activity in ABC Efremov, Cancers 2020;12:1396-1434.

Mivavotinib Activity is Highest in ABC DLBCL *Response evaluable population Patients of unknown cell-of-origin are excluded Cell of Origin N* ORR ABC (non-GCB) 15 53% GCB 45 22% Retrospective analysis of ORR by cell of origin shows enriched activity in ABC patients R/R DLBCL Unpublished data; combined analysis of Takeda studies C34001 and C34004 *3 pts with PD as best response not graphed (target lesions not recorded) *

MYD88 and CD79b Mutations Hyperactivate SYK ~50% of ABC DLBCL tumors have one or both mutations1,2 3Munshi, Blood Cancer J 2020;10:12 4Phelan, Nature 2018;560:387-391. 5deGroen, Haematologica 2019;104:2337-48 6Wilson, Nat Med. 2015; 21(8): 922–926 1Schmitz, N Engl J Med 2018;378:1396-407 2Wilson Cancer Cell 2021;39:1-11. 1 2 In ABC DLBCL, the BCR pathway is chronically activated, and SYK is key for activating NFkB NFkb CD79m SYK is hyperactivated Drives BCR signaling MYD88m SYK is hyperactivated Drives BCR and TLR signaling3,4,5 CD79m and CD79m/MYD88m BTK inhibitors active6 MYD88m (~70%) BTK inhibitors not active6 BTK Mivavotinib expected to be active in CD79b and MYD88 mutated DLBCL In a retrospective analysis, 2 out of 3 patients with known CD79b mutations had CRs (1 DLBCL, 1FL)

Trial Design for Mivavotinib in R/R ABC DLBCL

Phase 2a Population Defining	Phase 2b Registration Enabling

Enroll ABC DLBCL → NGS* →
- MYD88m and/or CD79m ABC (non-GCB) R/R DLBCL
- WT ABC (non-GCB) R/R DLBCL

Phase 2b:
- MYD88m and/or CD79m ABC (non-GCB) R/R DLBCL

and/or

- ABC (non-GCB) R/R DLBCL

Objectives

Phase 2a: Further define patient population and refine RP2D dose**

- Safety and tolerability
- Anti-tumor efficacy
- Biomarker validation

FPI expected in 1Q22

Phase 2b: Enroll biomarker defined cohorts for potential accelerated approval study

- Primary endpoint: ORR
- Safety and tolerability
- Secondary endpoints: DOR, PFS, OS

*ctDNA based liquid NGS performed in parallel to enroll a pre-specified number of patients harboring MYD88/CD79b mutations
** Doses: 100 mg QD or 120 mg QD for 2 wks, 80 mg QD

CALITHERA

17

Clinical Expansion of Mivavotinib Into Other Indications Earlier Stage DLBCL and Other Heme Malignancies Monotherapy (R/R DLBCL) ABC (including MYD88/CD79bm) GCB (biomarker exploration) Combination Mivavotinib + SOC DLBCL drugs Monotherapy (R/R WM) MYD88 mutant (95%) Combination (earlier lines of therapy) Mivavotinib + SOC WM drugs DLBCL Waldenstrom’s Macroglobulinemia Potential for further development In FL, CLL and AML

Mivavotinib Summary DLBCL projected to be ~$8B market by 2026 High unmet need in R/R for treatments with biomarkers to identify patients most likely to benefit Potential to expand beyond initial line of therapy and indication based on activity as a single agent and combinability as a tolerable, oral agent Market Opportunity and Unmet Need Deep and durable single agent activity in DLBCL and other NHL Mivavotinib has enhanced activity in ABC DLBCL, where unmet need is high, and potential in MYD88 and CD79b patients DLBCL provides a near term clinical readout and a fast-to-market strategy Potential to be the first biomarker-driven drug in DLBCL

Sapanisertib mTORC1/2 Inhibitor for NRF2-mutated Squamous NSCLC

Sapanisertib Overview mTORC1/2 Inhibitor Entering a Phase 2 Trial in NRF2-Mutated Squamous NSCLC (sqNSCLC) *NFE2L2 1Paik, J Clin Oncol 2020;38 15 suppl: 9607 A recent Ph 2 trial showed durable single agent activity of sapanisertib in a NRF2m* subset of sqNSCLC patients, a genetically defined group with poorer prognosis 1 Sapanisertib has a well-established and manageable safety profile Possible future expansion to NRF2m populations in other tumor types Initial development of sapanisertib will be in R/R NRF2m sqNSCLC Potential to be the first approval in a NRF2m patient population

Sapanisertib has Durable Single Agent Activity in NRF2m R/R SqNSCLC Patients

- Sapanisertib is a potent and selective oral inhibitor of mTORC1/TORC2
  - IP protection through 2036 US/2034 EU assuming full 5-year patent term extension
- Sapanisertib has single agent activity (27% ORR) in heavily pre-treated NRF2m sqNSCLC patients
- Responses were durable with a mPFS of 8.9 months (95% CI 7 mo-NR)

Mutation	Indication	ORR *	mPFS
NRF2m	SqNSCLC	27% (3/11)	8.9 mo
KEAP1m	SqNSCLC	17% (1/6)	
KEAP1m + KRASm	Adeno NSCLC	0% (0/5)	

*Sapanisertib at 3 mg QD
Response evaluable population



NRF2m sqNSCLC
KEAP1m sqNSCLC
KEAP1m/KRASm adenoNSCLC
% change target lesion size
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
Time from C1D1 (months)

Paik, J Clin Oncol 2020;38 15 suppl: 9607

CALITHERA

Sapanisertib is More Active than Other mTOR Inhibitors in NRF2m sqNSCLC Animal Models

- NRF2 or KEAP1 mutant tumors constitutively activate the oxidative stress pathway to support survival
- NRF2 activation upregulates mTOR activity
- Sapanisertib inhibits mTORC1/2, blocking proliferation and inducing cell death


ROS/electrophiles
Keap1
Keap1
Inactivating mutation
Activating mutation
Nrf2
Nrf2
Nrf2
Nrf2
Nrf2 nuclear translocation
>200 oxidative stress response genes
Nrf2
ARE
Sapanisertib
mTORC1 and mTORC2
Proliferation and Survival

- Several mTOR inhibitors (sapanisertib [MLN0128]), everolimus, AZD2014 (vistusertib), and deforolimus) were dosed in a NRF2m sqNSCLC xenograft
- Sapanisertib was the only inhibitor to have strong single agent efficacy
- TORC1 inhibitors (everolimus and deforolimus) were not active

NRF2m LK-2 Xenograft


2000
1800
1600
1400
1200
1000
800
600
400
200
0
6
9
13
16
21
23
Vehicle
MLN0128 1mg/kg po qd
MLN0128 3mg/kg po qd
Everolimus 3mg/kg po qd
AZD2014 2.5mg/kg po qd
Deforolimus 3mg/kg ip qd qow
Sapanisertib (MLN0128)

CALITHERA

- Paik, J Clin Oncol 2020;38 15 suppl: 9607
- Shibata, Cancer Res. 2010;70:9095-105.
- Bendavit, J Biol Chem 2016;291:25476-88.

23

Sapanisertib was Well-tolerated in R/R Solid Tumor Patients Grade ≥3 Adverse Events of any Cause in ≥2% of Patients 1 Paik, J Clin Oncol 2020;38 15 suppl: 9607 (NSCLC) 2 Moore, ESMO Open 2018;3:1-11. (Solid tumors) 3 Phase 1 CSR INK128-001 and Voss et al., Brit J Cancer 2020;123:1590–8. (Solid tumors) Sapanisertib on a QD schedule (3-5 mg QD) was evaluated in 3 separate trials in NSCLC and other solid tumor patients Predominantly Gr1/2 TEAEs Most commonly observed TEAE was hyperglycemia Well controlled with oral hypoglycemic therapy and home glucose monitoring Only one discontinuation (1/93) for hyperglycemia at these QD doses Ph 2 Studies of Sapanisertib in Patients With Solid Tumors Adverse Event 3 mg QD1 3 mg QD2 4 mg QD2 4 mg QD3 5 mg QD3 Total (N=30) (N=11) (N=6) (N=7) (N=39) (N=93) Hyperglycemia 14 (47) 1 (9) 1 (17) 2 (29) 5 (13) 23 (25) Rash macular 4(13) 1 (9) 1 (17) 0 3 (8) 9 (10) Fatigue 0 0 2 (33) 0 5 (13) 7 (8) Hypophosphatemia 0 0 0 0 4 (10) 4 (4) Stomatitis 0 0 1 (17) 0 3 (8) 4 (4) Abdominal pain 0 1 0 0 3 (8) 4 (4) Hyponatremia 0 1 (9) 1 (17) 1 (14) 1 (11) 4 (4) Hyperkalemia 0 0 0 1 (14) 2 (5) 3 (3) Dyspnea 0 0 0 0 2 (5) 2 (2) Acute kidney inj. 0 0 0 0 2 (5) 2 (2) Thrombocytop. 0 0 0 0 2 (5) 2 (2) Hematuruia 0 0 0 0 2 (5) 2 (2) Pneumonia 0 0 0 0 2 (5) 2 (2)

Squamous NSCLC Landscape https://seer.cancer.gov/statfacts/html/lungb.html Data from TCGA BioPortal https://www.cbioportal.org/ https://www.cancer.gov/types/lung/hp/non-small-cell-lung-treatment-pdq#_359 NCCN NSCLC guidelines June 2021 Garon, Lancet 2014;384:665-73. Rizvi, Oral Abstract OA04.07: World Conference on Lung Cancer, 2019 for all NSCLC 50,000-60,000 patients diagnosed in the US each year 25-30% of NSCLC 1 Only 1-5% of tumors have actionable mutations such as EGFR , KRAS, etc. 2 Five year survival rate is 6% 1 1L SOC anti PD-1 and chemo 3 2L SOC Salvage chemo 3 (mPFS 3-4.5 mo) 5 15% NRF2 mutants 2 Prognosis is poorer in patients with these mutations 6

Clinical Development Plan for Sapanisertib Objectives Refine RP2D* and validate NRF2m patient selection strategy Safety and tolerability Anti-tumor efficacy Validate NRF2m biomarker Enroll NRF2m sqNSCLC expansion cohort for single arm or randomized study Primary endpoint: ORR (potential accel approval) Secondary endpoints: DOR, PFS, OS Primary endpoint: PFS (full approval) Safety and tolerability Expansion in NRF2m sqNSCLC at RP2D for potential accelerated approval Randomized study versus SOC for full approval and/or FPI expected in 1Q22 NRF2m R/R sqNSCLC WT R/R sqNSCLC NGS screen for NRF2 mutations 2 mg BID or 3 mg QD Phase 2a Population Defining Phase 2b Registration Enabling

Potential to Treat NRF2/KEAP1 Mutations in Other Tumor Types Many patients could potentially benefit from treatments specific to this pathway Data from TCGA BioPortal https://www.cbioportal.org/ Histology NRF2 mutation frequency KEAP1 mutation frequency Total mutation frequency NSCLC squamous 15% 12% 27% NSCLC adeno 2% 19% 21% Bladder 9% 3% 12% Esophagus 9% 3% 12% HNSCC 5% 4% 9% HCC 4% 5% 9% Cholangiocarcinoma 3% 6% 9% Uterine 6% 2% 8% Cervical 6% 0.5% 6.5% Gastric 0.5% 2.5% 3% papRCC 2% 1% 3% CRC 1% 2% 3% ccRCC 1.5% 0.5% 2% Melanoma 1% 1% 2% Pancreatic 0% 1% 1% Breast 0.3% 0.4% 0.7%

Sapanisertib Summary SqNSCLC is expected to be a $4.5B market by 20261 NRF2 mutations account for 15% of all sqNSCLC patients High unmet need for biomarker-driven treatments in sqNSCLC patients NRF2m SqNSCLC Market Opportunity and Unmet Need Sapanisertib Potential 1DRG Nov 2021 Single agent activity with durable responses in NFR2m sqNSCLC Safety profile favorable for development as monotherapy and/or in combination Potential first-in-class treatment for NRF2m sqNSCLC patients Potential to expand into NRF2 mutant populations in other cancers

CB-280 Arginase Inhibitor for Cystic Fibrosis

Rationale for Arginase Inhibitors in Cystic Fibrosis

Despite recent advances with CFTR modulators, many patients still have impaired lung function

- Arginase plays a critical role in CF airway disease[1, 2, 3]
  - Decreases nitric oxide (NO) production[4], increases production of polyamines and proline
- Inhibition of arginase should increase NO, increasing anti-microbial activity and improving airway function[5]
- Potential for additional benefit when combined with standard of care therapies[6]
- Potential benefit in all CF patients, regardless of CFTR genotype

CB-280 is an investigational first-in-class orally-dosed arginase inhibitor in Phase 1b trials supported by a grant from the Cystic Fibrosis Foundation

1. Grasemann et al., Am J Respir Crit Care Med 172: 1523-1528, 2005
2. Grasemann et al., Respiratory Research 7: 87, 2006
3. Jaecklin et al., J Appl Physiol 117: 284-288, 2014
4. Grasemann et al., Eur Respir J 25: 62-68, 2005
5. Mermis et al, NACF-2020-CX-280-202-TIP-POSTER-08Sep2020
6. Wu, Mol Pharmacol 96:515-525, 2019

CALITHERA

30

Ph1b Interim Data Presented at North American Cystic Fibrosis Conference

Interim Analysis Key Conclusions

- CB-280 was well-tolerated, showed linear PK and demonstrated robust dose-related PD effects
- Encouraging trends seen in disease biomarkers including increased FeNO and decreased sweat chloride
- Early positive trend seen in FEV1, a safety endpoint
- Cohort 4 (300 mg) enrollment is complete with analysis ongoing
- Additional dose cohort to enroll in 2022 if warranted



Ongoing Randomized Double Blind Ph1b Trial in CF
Cystic Fibrosis
N = approximately 32
≥ 18 years old
FEV1 40-90% predicted
On stable regimen of CF therapies
Chronic microbial infection
Trial initiated July 2020
Randomized 3:1
CB-280 Dose Escalation Cohorts
Placebo

- **Primary Endpoint**: Safety
- **Secondary Endpoints**: PK/PD: arginase inhibition and arginine increase assessed in plasma and sputum
- **Exploratory Endpoints**: FENO, sweat chloride, sputum colonization

CALITHERA

Boas et al. Abstract 529 North American Conference for Cystic Fibrosis, November 2021.

31

Synthetic Lethality in Solid Tumors VPS4A Program

Synthetic Lethality Research Pipeline: VPS4

VPS4 is our most advanced synthetic lethality program

- VPS4A and VPS4B are paralog ATPases essential for remodeling intracellular organelle membranes[1,2]
  - Loss of function of both paralogs is lethal
- VPS4B homozygous deletion occurs in 1-3% of several solid tumor types[3]
- VPS4B heterozygous deletion is common across solid tumor cancers[2,3]
  - Most notably in CRC and PDAC (~65%)
  - Occurs frequently because of proximity to tumor suppressors SMAD2/4
- Heterozygous or homozygous loss of VPS4B in cancer cells makes them vulnerable to inhibition of VPS4A[2]
- Calithera has identified small molecule inhibitors of VPS4



Cytoplasm
ESCRT
Ubiquitin
0
I
II
Vps4
TMP
ESCRT-III
MVB lumen
ILV

ESCRT mediated ILV budding

Adell FEBS Journal 283 (2016) 3288-3302

[1]Szymanska EMBO Molecular Medicine 2020 12:e10812
[2]Neggers Cell Rep 2020 33 (11): 108493
[3]Data from TCGA BioPortal https://www.cbioportal.org/

CALITHERA

33

Calithera Today: Significant Value Creation Three clinical stage programs Biomarker-defined clinical development for our two oncology drugs Upcoming Milestones Data for mivavotinib and sapanisertib expected in 4Q22-1Q23 Leveraging an experienced management team Research pipeline for synthetic lethality targets in biomarker defined patient populations